UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: May 6, 2015

(Date of earliest event reported)

Imperva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35338	03-0460133
(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway, Suite 200 Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 345-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2015, Imperva, Inc. (“Imperva” or the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2015 and providing its business outlook. A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report, including Exhibit 99.01 to this Current Report, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by Imperva with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Stockholders on May 6, 2015. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

(b) The matters below, which are described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 25, 2015, were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated.

(1) Holders of the Company’s common stock voted to elect three directors to serve on the Company’s Board of Directors (the “Board”) as Class I directors, each to serve until the Company’s annual meeting of stockholders to be held in 2018 and until his successor is elected and qualified, or until his death, resignation or removal:

Name	For	Withheld	Broker Non-Votes
Greg Clark	22,770,841	676,490	2,142,276
Charles Giancarlo	22,638,967	808,364	2,142,276
Allan Tessler	22,786,854	660,477	2,142,276

In addition, the following directors’ term of office continued after the Annual Meeting (and were not subject to a vote at the meeting): Anthony Bettencourt, Theresia Gouw, Shlomo Kramer, Albert Pimentel, Frank Slootman and James Tolonen. Ms. Gouw and Messrs. Bettencourt and Slootman are Class II directors, whose term of office will expire at our annual meeting of stockholders to be held in 2016. Messrs. Kramer, Pimentel and Tolonen are Class III directors, whose term of office will expire at our annual meeting of stockholders to be held in 2017. Steven Krausz, whose term expired at the Annual Meeting, did not stand for re-election.

(2) Holders of the Company’s common stock voted to approve the non-binding advisory resolution on compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation discussion and analysis, compensation tables and narrative discussion:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,071,903	10,361,511	13,917	2,142,276

(3) Holders of the Company’s common stock voted to approve the non-binding advisory resolution that every year is the preferred frequency with which the Company holds a non-binding advisory stockholder vote regarding compensation for its named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
16,353,941	26,247	6,915,688	151,455	2,142,276

(4) Holders of the Company’s common stock voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Votes For	Votes Against	Abstentions
25,519,391	57,390	12,826

(d) Following the vote of holders of the Company’s common stock to approve the non-binding advisory resolution that every year is the preferred frequency with which the Company holds a non-binding advisory stockholder vote regarding compensation for its named executive officers, the Company will include a non-binding advisory stockholder vote on compensation for its named executive officers every year until the next vote on the frequency of stockholder votes on compensation for its named executive officers.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.01	Press release issued by Imperva, Inc., dated May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

By:	/s/ Terrence J. Schmid Terrence J. Schmid Chief Financial Officer

Date: May 7, 2015

EXHIBIT INDEX

Number	Description

99.01	Press release issued by Imperva, Inc., dated May 7, 2015.